                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported) November 30, 1998
                                                        -----------------

                      Asset Backed Securities Corporation
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

             333-64351                                     13-3354848
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       (Commission File Number)             (I.R.S. Employer Identification No.)

  Madison Avenue, New York, New York                          10010
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(Address of Principal Executive Offices)                    (Zip Code)

                                 (212) 325-1811
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events.

        The Registrant is filing final forms of the exhibits listed in Item 7(c) below.

Item 7. Financial Statements and Exhibits

        (c) Exhibits

Exhibit No.         Document Description
-----------         --------------------
8.1                 Opinion of Dechert Price & Rhoads with respect to Federal
                    tax matters.
23.1                Consent of Dechert Price & Rhoads (included in exhibit 8.1).
23.2                Consent of Pricewaterhouse Coopers LLP.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              ASSET BACKED SECURITIES CORPORATION
                              (Registrant)


Dated: November 30, 1998      By:  /s/ Philip Weingord
                                 ----------------------------------
                                 Name:  Philip Weingord
                                 Title: Authorized Officer



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                               INDEX TO EXHIBITS



Exhibit No.    Document Description
----------     --------------------

8.1 Opinion of Dechert Price & Rhoads with respect to Federal tax matters.

23.1           Consent of Dechert Price & Rhoads (included in exhibit 8.1).

23.2           Consent of Pricewaterhouse Coopers LLP.